United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 18, 2020
Date of Report (Date of earliest event reported)

Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway		30004
Suite 155
Alpharetta,	Georgia
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Sixth Amendment to Credit and Guaranty Agreement with Truist Bank

On March 18, 2020, Pipeline Cynergy Holdings LLC; Priority Institutional Partner Services LLC; Priority Payment Systems Holdings LLC, each subsidiaries of Priority Technology Holdings, Inc. (the “Company”), as borrowers (the “Borrowers”), entered into a sixth amendment (the “Amendment”) to their Credit and Guaranty Agreement (the “Senior Credit Agreement”), with Priority Holdings LLC, a wholly-owned subsidiary of the Company, as guarantor, the other guarantors party thereto, Truist Bank, successor by merger to SunTrust Bank, as administrative agent and collateral agent, and certain lenders from time to time party to the Senior Credit Agreement. Pursuant to the terms of the Amendment, (i) the Net Leverage Ratio limits for the Testing Periods were increased; and (ii) the definition of EBITDA was amended to appropriately reflect parent company costs.

The foregoing description of the Amendment included herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Sixth Amendment to Credit and Guaranty Agreement with Goldman Sachs Specialty Lending Group, L.P.

On March 18, 2020, Priority Holdings LLC, as borrower, entered into a sixth amendment (the “GS Amendment”) to the Credit and Guaranty Agreement among Priority Holdings LLC, as borrower, the other credit parties party thereto, as guarantors, Goldman Sachs Specialty Lending Group L.P., as administrative agent, and certain lenders from time to time party thereto to (i) the Net Leverage Ratio limits for the Testing Periods were increased; and (ii) the definition of EBITDA was amended to appropriately reflect parent company costs.

The foregoing description of the GS Amendment included herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the GS Amendment filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit        Description

10.1
Sixth Amendment to the Credit and Guaranty Agreement, dated as of March 18, 2020, by and among Pipeline Cynergy Holdings LLC, Priority Institutional Partner Services LLC, Priority Payment Systems Holdings LLC, Priority Holdings LLC, the other Guarantors and Truist Bank. Portions of this exhibit (indicated by asterisks) have been omitted and are subject to confidential treatment.

10.2
Consent and Sixth Amendment to the Credit and Guaranty Agreement, dated as of March 18, 2020, by and among Priority Holdings LLC, the Guarantors, the Lenders and Goldman Sachs Specialty Group L.P. Portions of this exhibit (indicated by asterisks) have been omitted and are subject to confidential treatment.

104        The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2020

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Bradley J. Miller
Name: Bradley J. Miller
Title: General Counsel and Corporate Secretary